Exhibit 99.1

News Release

ExxonMobil

Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, TX 75039-2298

972 444 1107 Telephone

972 444 1138 Facsimile

FOR IMMEDIATE RELEASE

THURSDAY, JULY 29, 2004

EXXON MOBIL CORPORATION ANNOUNCES ESTIMATED

SECOND QUARTER 2004 RESULTS

Second Quarter

First Half

2004

2003

2004

2003

Net Income

$ Millions

5,790

4,170

11,230

11,210

$ Per Common Share

Assuming Dilution

0.88

0.62

1.71

1.67

Earnings Excluding Accounting

Change and Other Special Items

$ Millions

5,790

4,170

11,230

8,960

$ Per Common Share

Assuming Dilution

0.88

0.62

1.71

1.33

Total Revenues and

Other Income - $ Millions

70,693

57,165

138,295

120,945

Capital and Exploration

Expenditures - $ Millions

3,617

3,831

7,018

7,327

IRVING, TX, July 29 -- Exxon Mobil Corporation today reported second quarter results.  Net income was $5,790 million ($0.88 per share), an increase of $1,620 million, or 39%, from the second quarter of 2003.  Earnings in the second quarter, excluding accounting changes and special items, were a record.

Revenues and other income for the second quarter of 2004 totaled $70,693 million compared with $57,165 million in 2003.  Capital and exploration expenditures of $3,617 million in the second quarter of 2004 were down $214 million compared with last year.

ExxonMobil's Chairman Lee R. Raymond commented as follows:

"Second quarter earnings, excluding accounting changes and special items, were a record and improved in all parts of the business.

"Compared with last year's second quarter, ExxonMobil's earnings of $5,790 million were up $1,620 million.

"Upstream earnings were $3,846 million, an increase of $1,008 million from second quarter 2003 results reflecting higher average crude and natural gas prices.

"Liquids production increased by 4% versus second quarter 2003.  On an oil-equivalent basis, production increased by 1%. Plans for long-term capacity increases remain on track as reflected by continued high levels of capital spending.

"Downstream earnings were $1,507 million, the highest quarterly level since 1991, and increased $361 million from last year's second quarter reflecting improved worldwide refining conditions partly offset by continued weakness in marketing margins.

"Chemical earnings of $607 million, the highest quarterly level since 1995, were up $168 million from second quarter 2003 results.  Earnings benefited from higher worldwide margins and record sales volumes.

"ExxonMobil's net income for the first half of 2004 was a record $11,230 million, up $20 million from the first half of 2003.  Excluding accounting changes and special items, earnings increased by $2,270 million reflecting improvements in all areas of the business.

"In the second quarter, ExxonMobil continued its active investment program, spending $3,617 million on capital and exploration projects, compared with $3,831 million last year, reflecting continued strong levels of upstream spending.

"During the quarter, the corporation acquired 45 million shares at a gross cost of $1,947 million to offset the dilution associated with benefit plans and to reduce common stock outstanding.  As a consequence of the continued strengthening of our financial position, the rate of share purchases was increased in July. "

Additional comments on earnings for the major operating segments follow:

Second Quarter 2004 vs. Second Quarter 2003

Upstream earnings were $3,846 million, up $1,008 million from the second quarter 2003 reflecting higher crude oil and natural gas realizations.

Liquids production of 2,581 kbd (thousands of barrels per day) increased by 4% from 2,477 kbd in the second quarter of 2003.  Higher production from new fields in West Africa and Norway and the absence of last year's operational issues was partly offset by natural field decline in mature areas, adverse entitlement effects and divestment impacts.

Second quarter natural gas production decreased to 9,001 mcfd (millions of cubic feet per day) from 9,283 mcfd last year.  Natural field decline in mature areas, divestment impacts and adverse entitlement effects were partly offset by projects, work programs and an additional LNG train in Qatar.

Earnings from U.S. upstream operations were $1,237 million, up $330 million.  Non-U.S. upstream earnings of $2,609 million were $678 million higher than last year's second quarter.

Downstream earnings of $1,507 million increased $361 million from the second quarter of last year reflecting improved refining margins and higher refinery throughput partly offset by weaker marketing margins.  Petroleum product sales were 8,023 kbd, 228 kbd higher than last year's second quarter.

U.S. downstream earnings were $907 million, up $488 million.  Non-U.S. downstream earnings of $600 million were $127 million lower than last year's second quarter due to weaker marketing margins.

Chemical earnings of $607 million were up $168 million from the same quarter a year ago due to improved margins and increased sales volumes.  Record prime product sales of 6,930 kt (thousands of metric tons) were up 595 kt, reflecting improved demand.

Corporate and financing expenses of $170 million decreased by $83 million mainly due to lower U.S. pension costs.

During the second quarter of 2004, Exxon Mobil Corporation purchased 45 million shares of its common stock for the treasury at a gross cost of $1,947 million.

These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.  Shares outstanding were reduced from 6,540 million at the end of the first quarter of 2004 to 6,506 million at the end of the second quarter.  In July, the corporation increased its rate of share purchases.  Purchases to reduce shares outstanding are anticipated to increase by approximately $1 billion in the third quarter versus the second quarter.  Purchases may be made in both the open market and through negotiated transactions.  Purchases may be increased, decreased or discontinued at any time without prior notice.

First Half 2004 vs. First Half 2003

Record net income of $11,230 million ($1.71 per share) for the first half of 2004 increased $20 million from the first half of 2003.  Net income for the first half 2003 included a $550 million positive impact for the required adoption of FAS 143 relating to accounting for asset retirement obligations and a one-time gain of $1,700 million from the transfer of shares in Ruhrgas AG.  Excluding these impacts, earnings for the first half of 2004 increased by $2,270 million.

Upstream earnings, excluding special items, of $7,859 million increased $1,028 million from the first half of 2003 due to higher liquids and natural gas realizations and increased production.

Liquids production of 2,608 kbd increased by 5% from 2,491 kbd in the first half of 2003.  Higher production in West Africa and Norway and the absence of last year's national strike effects in Venezuela, were partly offset by natural field decline in mature areas, adverse entitlement effects and divestment impacts.

First half natural gas production of 10,234  mcfd, decreased 423 mcfd from 2003. Natural field decline in mature areas and adverse entitlement effects were partly offset by the start-up of an additional LNG train in Qatar and by projects and work programs.

On an oil-equivalent basis, production increased by 1% from the first half of last year.  Excluding divestment and entitlement effects, production increased by 3% from the first half of last year.

Earnings from U.S. upstream operations for the first half of 2004 were $2,391 million, an increase of $225 million.  Earnings outside the U.S. were $5,468 million, $803 million higher than last year.

Downstream earnings of $2,511 million increased by $642 million from the first half of 2003 reflecting stronger worldwide refining margins and higher refinery throughput partly offset by weak marketing margins.  Petroleum product sales of 8,074 kbd compared with 7,827 kbd in the first half of 2003.

U.S. downstream earnings were $1,299 million, up $706 million.  Non-U.S. downstream earnings of $1,212 million were $64 million lower than last year.

Chemical earnings of $1,171 million were up $445 million from the first half of 2003 due to improved margins, higher volumes and favorable foreign exchange effects.  Prime product sales were a record 13,722 kt, up 507 kt, reflecting higher demand.

Corporate and financing expenses of $311 million decreased by $155 million mainly due to lower U.S. pension costs.

During the first half of 2004, Exxon Mobil Corporation purchased 92 million shares of its common stock for the treasury at a gross cost of $3,900 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.

Estimates of key financial and operating data follow.  Financial data, except per share amounts, are expressed in millions of dollars.

ExxonMobil will discuss financial and operating results and other matters on a webcast at 10 a.m. central time on July 29, 2004.  To listen to the event live or in archive, go to our website at www.exxonmobil.com.

____________________________________________________________

Statements in this release relating to future plans, projections, events, or conditions are forward-looking statements.  Actual results, including production growth and capital spending, could differ materially due to changes in market conditions affecting the oil and gas industry or long-term oil or gas prices; political events or disturbances; reservoir performance; changes in OPEC quotas; timely completion of development projects; changes in technical or operating conditions; and other factors including those discussed under the heading "Factors Affecting Future Results" on our website and in Item 1 of ExxonMobil's 2003 Form 10-K.  We assume no duty to update these statements as of any future date.

Consistent with previous practice, the second quarter press release includes both net income and earnings excluding a required accounting change and a special item, both of which occurred in the first quarter of 2003.  There were no special items reported in 2004.  Earnings that exclude the aforementioned segments are a non-GAAP financial measure and are included to help facilitate comparisons of base business performance across periods.  A reconciliation to net income is shown in Attachment II.  Further information on ExxonMobil's frequently used financial and operating measures is contained on pages 26 and 27 in the 2003 Form 10-K and is also available through our website at www.exxonmobil.com.

ATTACHMENT I

EXXON MOBIL CORPORATION

SECOND QUARTER 2004

 (millions of dollars, except per share amounts)

Second Quarter

First Half

2004

2003

2004

2003

EARNINGS / EARNINGS PER SHARE

Total revenues and other income

70,693

57,165

138,295

120,945

Total costs and other deductions

61,213

50,417

119,853

104,319

Income before income taxes

$9,480

$6,748

$18,442

$16,626

Income taxes

3,690

2,578

7,212

5,966

Income before accounting change

$5,790

$4,170

$11,230

$10,660

Accounting change

0

0

0

550

Net income (U.S. GAAP)

$5,790

$4,170

$11,230

$11,210

Net income per common share (dollars)

Income before accounting change

0.89

0.63

1.72

1.60

Accounting change

0.00

0.00

0.00

0.08

Net income

$0.89

$0.63

$1.72

$1.68

Net income per common share

 - assuming dilution (dollars)

Income before accounting change

0.88

0.62

1.71

1.59

Accounting change

0.00

0.00

0.00

0.08

Net income

$0.88

$0.62

$1.71

$1.67

OTHER FINANCIAL DATA

Dividends on common stock

$1,763

$1,667

$3,405

$3,208

Per common share

$0.27

$0.25

$0.52

$0.48

Millions of common shares outstanding

At June 30

6,506

6,652

Average

6,506

6,654

6,526

6,669

Average - assuming dilution

6,547

6,687

6,563

6,701

Shareholders' equity at June 30

$93,535

$82,581

Capital employed at June 30

$105,852

$96,176

Income taxes

3,690

2,578

7,212

5,966

Excise taxes

6,514

5,896

12,930

11,727

All other taxes

10,542

9,709

21,395

19,174

Total taxes

$20,746

$18,183

$41,537

$36,867

ExxonMobil's share of income taxes

of equity companies

$251

$181

$640

$510

ATTACHMENT II

EXXON MOBIL CORPORATION

SECOND QUARTER 2004

 (millions of dollars)

Second Quarter

First Half

2004

2003

2004

2003

FUNCTIONAL EARNINGS

Net Income (U.S. GAAP)

Upstream

United States

1,237

907

2,391

2,166

Non-U.S.

2,609

1,931

5,468

6,365

Downstream

United States

907

419

1,299

593

Non-U.S.

600

727

1,212

1,276

Chemical

United States

148

128

266

144

Non-U.S.

459

311

905

582

Corporate and financing

(170)

(253)

(311)

(466)

Income before accounting change

5,790

4,170

11,230

10,660

Accounting change

0

0

0

550

Net income (U.S. GAAP)

$5,790

$4,170

$11,230

$11,210

Accounting Change and Other Special Items

Upstream

Non-U.S.

0

0

0

1,700

Accounting change

0

0

0

550

Corporate total

$0

$0

$0

$2,250

Earnings Excluding Accounting Change and Other Special Items

Upstream

United States

1,237

907

2,391

2,166

Non-U.S.

2,609

1,931

5,468

4,665

Downstream

United States

907

419

1,299

593

Non-U.S.

600

727

1,212

1,276

Chemical

United States

148

128

266

144

Non-U.S.

459

311

905

582

Corporate and financing

(170)

(253)

(311)

(466)

Corporate total

$5,790

$4,170

$11,230

$8,960

ATTACHMENT III

EXXON MOBIL CORPORATION

SECOND QUARTER 2004

Second Quarter

First Half

2004

2003

2004

2003

Net production of crude oil

and natural gas liquids,

thousands of barrels daily (kbd)

United States

575

603

586

618

Canada

356

372

362

360

Europe

608

565

608

593

Asia-Pacific

198

241

207

236

Africa

542

399

543

406

Other Non-U.S.

302

297

302

278

Worldwide

2,581

2,477

2,608

2,491

Natural gas production available for sale,

millions of cubic feet daily (mcfd)

United States

1,987

2,362

2,032

2,385

Canada

974

906

992

918

Europe

3,696

3,524

4,855

4,915

Asia-Pacific

1,590

1,890

1,590

1,821

Other Non-U.S.

754

601

765

618

Worldwide

9,001

9,283

10,234

10,657

Oil-equivalent production (koebd)*

4,081

4,024

4,314

4,267

 (continued)

*Gas converted to oil-equivalent at 6 million cubic feet = 1 thousand barrels

ATTACHMENT III (continued)

EXXON MOBIL CORPORATION

SECOND QUARTER 2004

Second Quarter

First Half

2004

2003

2004

2003

Petroleum product sales (kbd)

United States

2,865

2,706

2,811

2,640

Canada

584

580

599

597

Europe

2,106

2,064

2,117

2,026

Asia-Pacific

1,585

1,566

1,655

1,685

Other Non-U.S.

883

879

892

879

Worldwide

8,023

7,795

8,074

7,827

Gasolines, naphthas

3,302

3,263

3,229

3,149

Heating oils, kerosene, diesel

2,360

2,284

2,505

2,400

Aviation fuels

679

643

669

652

Heavy fuels

649

623

646

632

Specialty products

1,033

982

1,025

994

Total

8,023

7,795

8,074

7,827

Refinery throughput (kbd)

United States

1,854

1,815

1,818

1,749

Canada

441

459

459

453

Europe

1,671

1,573

1,644

1,519

Asia-Pacific

1,314

1,347

1,363

1,426

Other Non-U.S.

309

297

309

294

Worldwide

5,589

5,491

5,593

5,441

Chemical product revenue

($ millions)

United States

$3,466

$2,486

$6,404

$5,085

Non-U.S.

$4,760

$3,629

$9,224

$7,460

Worldwide

$8,226

$6,115

$15,628

$12,545

Chemical prime product sales,

thousands of metric tons (kt)

United States

2,925

2,509

5,728

5,359

Non-U.S.

4,005

3,826

7,994

7,856

Worldwide

6,930

6,335

13,722

13,215

ATTACHMENT IV

EXXON MOBIL CORPORATION

SECOND QUARTER 2004

(millions of dollars)

Second Quarter

First Half

2004

2003

2004

2003

Capital and Exploration Expenditures

Upstream

United States

464

526

919

1,015

Non-U.S.

2,376

2,395

4,625

4,690

Total

2,840

2,921

5,544

5,705

Downstream

United States

196

333

398

641

Non-U.S.

428

380

736

653

Total

624

713

1,134

1,294

Chemical and administrative

United States

69

107

166

170

Non-U.S.

84

90

174

158

Total

153

197

340

328

Worldwide

$3,617

$3,831

$7,018

$7,327

Exploration expenses charged to income

included above

Consolidated affiliates

United States

46

39

85

74

Non-U.S.

164

138

295

245

Equity companies - ExxonMobil share

United States

0

1

0

1

Non-U.S.

0

4

4

16

Worldwide

$210

$182

$384

$336

ATTACHMENT V

EXXON MOBIL CORPORATION

NET INCOME

$ Millions

Per Common Share

2000

-

First Quarter

3,480

0.50

-

Second Quarter

4,530

0.66

-

Third Quarter

4,490

0.63

-

Fourth Quarter

5,220

0.76

Year

$17,720

$2.55

2001

-

First Quarter

5,000

0.72

-

Second Quarter

4,460

0.66

-

Third Quarter

3,180

0.46

-

Fourth Quarter

2,680

0.39

Year

$15,320

$2.23

2002

-

First Quarter

2,090

0.30

-

Second Quarter

2,640

0.40

-

Third Quarter

2,640

0.39

-

Fourth Quarter

4,090

0.60

Year

$11,460

$1.69

2003

-

First Quarter

7,040

1.05

-

Second Quarter

4,170

0.63

-

Third Quarter

3,650

0.55

-

Fourth Quarter

6,650

1.01

Year

$21,510

$3.24

2004

-

First Quarter

5,440

0.83

-

Second Quarter

5,790

0.89